                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                 SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS

                      For the Month Ending: April 30, 2004

BEGINNING BALANCE IN ALL ACCOUNTS                           $10,088,233.75

RECEIPTS:
     1. Receipts from Operations                            $            -
        Receipts from Operations (Received by Parent)       $            -
     2. Other Receipts                                      $     7,103.16
        Other receipts (Received by Parent or Affiliates)   $            -
                                                            --------------

TOTAL RECEIPTS                                              $     7,103.16
Less:  Receipts received by Parent or Affiliates            $            -
                                                            --------------
ADJUSTED TOTAL RECEIPTS                                     $     7,103.16

DISBURSEMENTS
     3. Net Payroll
         a. Officers                                        $            -
         b. Others                                          $            -
     4. Taxes
         a. Federal Income Taxes                            $            -
         b. FICA Withholdings                               $            -
         c. Employee's withholdings                         $            -
         d. Employer's FICA                                 $            -
         e. Federal Unemployment Taxes                      $            -
         f. State Income Tax                                $            -
         g. State Employee withholdings                     $            -
         h. All other state taxes                           $            -

     5. Necessary Expenses
         a. Rent or mortgage payment(s)                     $     9,251.67
         b. Utilities                                       $            -
         c. Insurance                                       $            -
         d. Merchandise bought for manufacture or sell      $            -
         e. Other necessary expenses
            Office Supplies & Expenses                      $            -
            Other                                           $            -
                                                            --------------
TOTAL DISBURSEMENTS                                         $     9,251.67
Less:  Disbursements made by Parent or Affiliates           $    (9,251.67)
                                                            --------------
ADJUSTED TOTAL DISBURSEMENTS                                $            -
                                                            --------------
NET RECEIPTS (DISBURSEMENTS) FOR THE CURRENT PERIOD         $     7,103.16

NET INTERCOMPANY SWEEPS/TRANSFERS - World Access, Inc.      $            -
                                                            --------------

ENDING BALANCE IN Deustch Bank - S/T Investment 206-21130   $10,095,336.91
                                                            --------------
ENDING BALANCE IN ALL ACCOUNTS                              $10,095,336.91
                                                            ==============

                             OPERATING REPORT Page 1

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                                RECEIPTS LISTING

                      For the Month Ending: April 30, 2004

Bank: Deutsche Bank Alex. Brown
Location: Baltimore, MD
Account Name: Investment Account
Account Number: 206-21130

DATE RECEIVED                 DESCRIPTION                         AMOUNT
-------------         ----------------------------              ----------
  4/30/2004           Interest Received                         $ 7,103.16
                                                                ----------
                                           Total WATP Receipts  $ 7,103.16
                                                                ==========

                             OPERATING REPORT Page 2

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF INVENTORY

    Beginning Inventory            $       -
    Add: purchases                 $       -
    Less: goods sold               $       -
                                   ---------
    Ending inventory               $       -
                                   =========

PAYROLL INFORMATION STATEMENT

    Gross payroll for this period  $       -
    Payroll taxes due but unpaid   $       -

               STATUS OF PAYMENTS TO SECURED CREDITORS AND LESSORS

                                            DATE REGULAR       AMOUNT OF          NUMBER OF            AMOUNT OF
        NAME OF CREDITOR/LESSOR            PAYMENT IS DUE   REGULAR PAYMENT  PAYMENTS DELINQUENT  PAYMENTS DELINQUENT
---------------------------------------    --------------   ---------------  -------------------  -------------------
North Atlanta Realty                          Monthly         $  9,674.60             -               $        -
GE Capital (Copier Lease)                     Monthly         $    575.72             -               $        -
Toshiba Easy Lease (Fax)                      Monthly         $     84.41             6               $   506.46
Toshiba Easy Lease (Fax)                      Monthly         $     35.11             6               $   210.66
GE Capital (Copier/Fax Lease)                 Monthly         $    612.83             6               $ 3,676.98
Ascom/Hasler (Postage Meter)                 Quarterly        $    181.15             -               $        -
Ascom/Hasler (Postage Meter)                 Quarterly        $    719.04             1               $   719.04
Imperial Business Credit (Postage Meter)     Quarterly        $    497.83             1               $   497.83

                             OPERATING REPORT Page 3

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: April 30, 2004

STATEMENT OF AGED RECEIVABLES

                                              3RD PARTY      INTERCOMPANY       TOTAL
                                           ---------------  --------------  ---------------
ACCOUNTS RECEIVABLE
        Beginning of month balance         $ 13,137,724.57  $20,948,967.89  $ 34,086,692.46
        Add: sales on account              $             -  $            -  $             -
             expenses paid for affiliate   $             -  $            -  $             -
             cash advanced to affiliate    $             -  $            -  $             -
        Less: collections                  $             -  $            -  $             -
                                           ---------------  --------------  ---------------
        End of month balance               $ 13,137,724.57  $20,948,967.89  $ 34,086,692.46
                                           ===============  ==============  ===============

0-30 Days    31-60 Days    61-90 Days     Over 90 Days     End of Month Total
---------    ----------    ----------   ----------------   ------------------
  $ -           $ -           $ -       $  13,137,724.57    $ 13,137,724.57

STATEMENT OF ACCOUNTS PAYABLE (POST-PETITION)

                                             3RD PARTY    INTERCOMPANY       TOTAL
                                            -----------  --------------  --------------
Beginning of month balance                  $  7,793.23  $ 1,037,534.31  $ 1,045,327.54
Add: sales on account                       $  9,445.88  $            -  $     9,445.88
     Cash received on behalf of Affiliate   $         -  $            -  $            -
     Cash received from Affiliate           $         -  $            -  $            -
Less: payments                              $ (9,251.67) $     9,251.67  $            -
                                            -----------  --------------  --------------
End of month balance                        $  7,987.44  $ 1,046,785.98  $ 1,054,773.42
                                            ===========  ==============  ==============

0-30 Days    31-60 Days     61-90 Days      Over 90 Days     End of Month Total
---------    ----------     ----------      ------------     ------------------
$  194.21    $   750.00       $  -          $   7,043.23         $  7,987.44

                             OPERATING REPORT Page 4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHER DISTRICT OF ILLINOIS
                                EASTERN DIVISION

CASE NAME: WA Telcom Products Co., Inc.                CASE NUMBER: 01-14635-SPS

                      For the Month Ending: April 30, 2004

                                TAX QUESTIONNAIRE

      Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1. Federal income taxes                Yes (X)              No ( )

2. FICA withholdings                   Yes (X)              No ( )

3. Employee's withholdings             Yes (X)              No ( )

4. Employer's FICA                     Yes (X)              No ( )

5. Federal unemployment taxes          Yes (X)              No ( )

6. State income tax                    Yes (X)              No ( )

7. State employee withholdings         Yes (X)              No ( )

8. All other state taxes           See Note Below

      If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of the last payment.

Note to Item 8:
The Debtor may have personal property subject to tax in various jurisdictions throughout the United States. No expense has been accrued or paid for any such potential post-petition claims.

                             OPERATING REPORT Page 5

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                      DECLARATION UNDER PENALTY OF PERJURY

I, Henry C. Lyon, acting as the duly authorized agent for the Debtor in Possession declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

                                        ________________________________________
                                        For the Debtor In Possession

                                        Henry C. Lyon
                                        Designated Officer

                             OPERATING REPORT Page 6